UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of Principal Executive Offices)

(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On March 1, 2017, RSP Permian, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) disclosing the consummation of the transactions contemplated by the Membership Interest Purchase and Sale Agreement dated as of October 13, 2016 (the “SHEP II Purchase Agreement”) by and among Silver Hill Energy Partners II, LLC, a Delaware limited liability company (the “SHEP II Seller”), Silver Hill E&P II, LLC, a Delaware limited liability company (“SHEP II”), the Company and RSP Permian, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of the Company (“RSP LLC”). Pursuant to the SHEP II Purchase Agreement, on March 1, 2017, RSP LLC acquired from the SHEP II Seller 100% of the outstanding membership interests of SHEP II and, as a result, SHEP II became an indirect wholly-owned subsidiary of the Company (the “SHEP II Acquisition”).

In connection with the closing of the SHEP II Acquisition, the Company is amending the Original Filing to provide (i) updated historical financial statements of SHEP II and (ii) updated unaudited pro forma combined financial statements of the Company, giving effect to the SHEP II Acquisition, the Company’s acquisition of Silver Hill Energy Partners, LLC, which was completed on November 28, 2016 (the “SHEP I Acquisition”) and the related financing transactions.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K, including, without limitation, statements containing the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “will,” “may,” “should,” “would,” “could” or other similar expressions, and statements regarding the Company’s business strategy and plans, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important known factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the volatility of commodity prices, product supply and demand, competition, access to and cost of capital, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the ability to successfully integrate acquisitions into our operations, the assumptions underlying production forecasts, the quality of technical data, environmental and weather risks, including the possible impacts of climate change, the ability to obtain environmental and other permits and the timing thereof, government regulation or action, the costs and results of drilling and operations, the availability of equipment, services, resources and personnel required to complete the Company’s operating activities, access to and availability of transportation, processing and refining facilities, the financial strength of counterparties to the Company’s credit facility and derivative contracts and the purchasers of the Company’s production and service providers to the Company, and acts of war or terrorism. For additional information regarding known material factors that could cause the Company’s actual results to differ from the Company’s projected results, please see “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements

•	Audited Financial statements of Silver Hill E&P II, LLC comprised of the audited consolidated balance sheet as of December 31, 2016, the audited consolidated statement of operations for the period from February 18, 2016 (Inception) to December 31, 2016, the audited consolidated statement of cash flows for the period from February 18, 2016 (Inception) to December 31, 2016, the audited statement of changes in members’ capital for the period from February 18, 2016 (Inception) to December 31, 2016, and the related notes to the audited financial statements, attached as Exhibit 99.1 hereto.

(b)    Pro Forma Financial Statements

The following unaudited pro forma combined financial information of the Company, giving effect to the SHEP I Acquisition and the SHEP II Acquisition and the related financing transactions, which include an offering of securities and the application of the net proceeds from such offering, is included in Exhibit 99.2 hereto:

•	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2016.

•	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016.

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Historical audited financial statements of Silver Hill E&P II, LLC.

99.2	Unaudited pro forma financial statements of RSP Permian, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: May 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Historical audited financial statements of Silver Hill E&P II, LLC.

99.2	Unaudited pro forma financial statements of RSP Permian, Inc.

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